UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2024

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On February 6, 2024, the Board of Directors (the “Board”) of Vertex Energy, Inc. (the “Company”), approved and adopted Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), which became effective the same day.

The Second Amended and Restated Bylaws amend the prior amended and restated bylaws of the Company to, among other things (a) clarify that the Board may determine that a meeting of stockholders may be held via electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with Chapter 78 of the Nevada Revised Statutes in addition to, or instead of, a physical meeting as permitted by Nevada law (Sections 3.1, 3.3 and 3.19); (b) clarify that notice of meetings of stockholders may be provided via email, if a stockholder of the Company has authorized such form of notice (Sections 3.4 and 5.5); (c) make certain revisions to the procedures, requirements and required information for the nomination of directors and the submission of proposals of business for consideration at meetings of stockholders, including by adding a requirement that a stockholder seeking to nominate director(s) at a meeting of stockholders deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within five business days of the meeting; specify the types of information and representations that a nominating stockholder or their proposed director nominee must provide to the Company in connection with a director nomination; and clarify the procedures for excluding business (including a director nomination) that is not properly brought before a meeting of stockholders (Section 3.5); (d) confirm that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors (Section 3.20);  (e) provide that except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act, and included in the notice of meeting given by or at the direction of the Board, Section 3.5 of the bylaws are the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders; (f) provide procedures for officers of the Company to review written consents of stockholders received in lieu of meetings of stockholders (Section 3.17); and (g) make certain other language and conforming changes and other technical edits and updates.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1*	Second Amended and Restated Bylaws of Vertex Energy, Inc., effective as of February 6, 2024
104	Cover page interactive data file (embedded with the inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: February 9, 2024	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer